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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)
                       January 10, 2003 (January 9, 2003)

                           NATIONAL STEEL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    1-983                     25-0687210
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)             Identification No.)

4100 Edison Lakes Parkway, Mishawaka, IN                      46545-3440
(Address of Principal Executive Office)                       (Zip Code)

Registrant's telephone number, including area code: 574-273-7000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Explanatory Note: Pursuant to Rule 12b-15 of the Securities Exchange Act of
1934, as amended, National Steel Corporation hereby amends and restates its Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 10, 2003, to include data that was lost in the original EDGAR transmission.

ITEM 5. Other Events and Required FD Disclosure.

     On January 9, 2003, National Steel Corporation (the "Company") announced that it has reached an agreement with United States Steel Corporation ("U.S. Steel") for the sale of substantially all of the Company's principal steel making and finishing assets. A copy of the Asset Purchase Agreement, dated January 9, 2003, by and among U.S. Steel, the Company and certain of the Company's subsidiaries is attached hereto as Exhibit 2.1. On January 9, 2003, the Company issued a press release relating to the foregoing. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     Exhibit
     Number    Description
     -------   --------------

     2.1 Asset Purchase Agreement, dated January 9, 2003, by and among United States Steel Corporation and National Steel Corporation and the Subsidiaries of National Steel Corporation set forth on the signature pages thereto.

     99.1      Press Release issued by National Steel Corporation on January 9,
               2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2003                                NATIONAL STEEL CORPORATION
                                                     Registrant


                                                     By:/s/ Kirk A. Sobecki
                                                        ------------------------
                                                        Kirk A. Sobecki
                                                        Senior Vice President &
                                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number    Description
-------   --------------

2.1 Asset Purchase Agreement, dated January 9, 2003, by and among United States Steel Corporation and National Steel Corporation and the Subsidiaries of National Steel Corporation set forth on the signature pages thereto.

99.1      Press Release issued by National Steel Corporation on January 9, 2003.